UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22391

Nuveen Build America Bond Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

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Table of Contents
Chairman’s Letter to Shareholders	4
Portfolio Manager’s Comments	5
Fund Leverage	9
Common Share Information	10
Risk Considerations	12
Performance Overview and Holding Summaries	13
Report of Independent Registered Public Accounting Firm	17
Portfolios of Investments	18
Statement of Assets and Liabilities	31
Statement of Operations	32
Statement of Changes in Net Assets	33
Statement of Cash Flows	34
Financial Highlights	36
Notes to Financial Statements	38
Additional Fund Information	49
Glossary of Terms Used in this Report	50
Reinvest Automatically, Easily and Conveniently	52
Board Members & Officers	53

NUVEEN 3

Chairman’s Letter to Shareholders

Dear Shareholders,

Whether politics or the economy will prevail over the financial markets this year has been a much-analyzed question. After the U.S. presidential election, stocks rallied to new all-time highs, bonds tumbled, and business and consumer sentiment grew pointedly optimistic. But, to what extent the White House can translate rhetoric into stronger economic and corporate earnings growth remains to be seen. Stock prices have experienced upward momentum driven by positive economic news, interest rates are higher amid the Federal Reserve (Fed) rate hikes and inflation is ticking higher.

The Trump administration's early policy decisions have caused the markets to reassess their outlooks, cooling the stock market rally and stabilizing bond prices. The White House's pro-growth agenda of tax reform, infrastructure spending and deregulation remains on the table, but there is growing recognition that it may look different than Wall Street had initially expected.

Nevertheless, there is a case for optimism. The jobs recovery, firming wages, the housing market and confidence measures are supportive of continued expansion in the economy. The Fed enacted its second and third interest rate hikes in December 2016 and March 2017, respectively, a vote of confidence that its employment and inflation targets are on track. Economies outside the U.S. have strengthened in recent months, possibly heralding the beginnings of a global synchronized recovery. Furthermore, the populist/nationalist undercurrent that helped deliver President Trump’s win and the U.K.’s decision to leave the European Union (or “Brexit”) remained in the minority in the Dutch general election in March and France’s presidential election in May, easing the political uncertainty surrounding Germany’s elections later this year.

In the meantime, the markets will be focused on economic sentiment surveys along with “hard” data such as consumer and business spending to gauge the economy’s progress. With the Fed now firmly in tightening mode, rate moves that are more aggressive than expected could spook the markets and potentially stifle economic growth. On the political economic front, President Trump’s other signature platform plank, protectionism, is arguably anti-growth. We expect some churning in the markets as these issues sort themselves out.

Market volatility readings have been remarkably low of late, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider
Chairman of the Board
May 22, 2017

4 NUVEEN

Portfolio Manager’s Comments

Nuveen Build America Bond Fund (NBB)
Nuveen Build America Bond Opportunity Fund (NBD)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. Portfolio manager Daniel J. Close, CFA, reviews U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of the Nuveen Build America Bond Fund (NBB) and the Nuveen Build America Bond Opportunity Fund (NBD). Dan has managed NBB and NBD since their inceptions in April 2010 and November 2010, respectively.

What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended March 31, 2017?

The U.S. economy continued to expand at its below-trend rate but showed some signs of strengthening in the latter months of the reporting period. For 2016 as a whole, the Bureau of Economic Analysis reported that the economy grew at an annual rate of 1.6%, as measured by real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Despite a boost in third-quarter GDP from a short-term jump in exports, economic activity in the other three calendar quarters of 2016 stayed near or below the 2% growth mark.

In the first quarter of 2017, growth slackened to an annual rate of 0.7%, tempered by a slowdown in consumer and government spending, according to the government’s “advance” estimate. The deceleration in first-quarter GDP growth, followed by a reaccel-eration in the spring and summer, has been a trend over the past few years. Moreover, other signs of positive momentum remain. The labor market continued to tighten, inflation ticked higher, and consumer and business confidence surveys reflected optimism about the economy’s prospects. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.5% in March 2017 from 5.0% in March 2016 and job gains averaged around 200,000 per month for the past twelve months. Higher oil prices helped drive a steady increase in inflation over this reporting period. The twelve-month change in the Consumer Price Index (CPI) rose from the low of 0.8% in July 2016 to 2.4% over the twelve-month reporting period ended March 2017 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.0% during the same period, equal to the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.8% annual gain in February 2017 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 5.2% and 5.9%, respectively.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN 5

Portfolio Manager’s Comments (continued)

The U.S. economic outlook struck a more optimistic tone, prompting the Fed’s policy making committee to raise its main benchmark interest rate in December 2016 and again in March 2017. These moves were widely expected by the markets and additional increases are anticipated in 2017 as the Fed seeks to gradually “normalize” interest rates.

The political environment was another major influence on the markets over the reporting period. In the U.S., the surprising election of Donald Trump boosted consumer, business and market sentiment, on hopes that President Trump’s policy agenda of tax reform, infrastructure spending and reduced regulation would reignite the economy. While U.S. stocks rallied particularly strongly in the months following the election, the advance slowed as concerns about the new administration’s immigration policy and the Republican’s health care bill began to weigh on the markets. Prior to the U.S. presidential election, Britain’s vote to leave the European Union, known as Brexit, roiled the markets in late June and July 2016. Although world stock markets largely recovered, sterling dropped to a 31-year low and remained volatile as the U.K. prepared for exit negotiations. Investors also worried whether the undercurrent of populism and nationalism supporting President Trump and Brexit victories could spread across Europe, where several countries have key elections in 2017.

The municipal bond market encountered elevated volatility over the twelve-month reporting period, driven by a sell-off and widening credit spreads following the surprise election results. Prior to the election, municipal bond mutual funds had been drawing steady inflows from September 2015 to October 2016, which kept demand outpacing supply and supported prices. However, beginning in mid-October, demand began to soften in anticipation of a Fed rate hike. Municipal bond prices continued to fall in November after President Trump’s win triggered rising inflation and interest rate expectations as well as speculation on tax code changes, and in December 2016 due to tax-loss selling. A sharp rise in interest rates after the election fueled a reversal in municipal bond fund flow. Municipal bond funds experienced large outflows in the fourth quarter of 2016, especially in the high yield municipal segment, which drove mutual fund managers to sell positions to help meet investor redemptions. At the same time, new issuance spiked in October 2016, further contributing to excess supply and exacerbating falling prices and credit spread widening. However, stabilizing market conditions in December gave way to a rally in the first quarter of 2017. Concerns that the new administration’s fiscal, tax and health care policy agenda could have a potentially negative impact on municipal bonds eased somewhat. By the end of the reporting period, interest rates stayed at a higher level than where they began.

In the reporting period overall, municipal bond issuance nationwide totaled $432.7 billion, an 11.2% gain from the issuance for the twelve-month period ended March 31, 2016. Gross issuance remains robust as issuers continue to actively and aggressively refund their outstanding debt given the low interest rate environment. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in each of the past four calendar years. So, the gross is surging, but the net is not and this was an overall positive technical factor on municipal bond investment performance in recent years. However, as interest rates moved higher, the pace of refunding deals began to moderate.

Although the municipal bond market experienced widening credit spreads over a short period after the election, the trend was more attributable to technical conditions than a change in the fundamental backdrop. Despite the U.S. economy’s rather sluggish recovery, improving state and local balance sheets have contributed to generally good credit fundamentals. Higher tax revenue growth, better expense management and a more cautious approach to new debt issuance have led to credit upgrades and stable credit outlooks for many state and local issuers. While some pockets of weakness continued to grab headlines, including Illinois, New Jersey and Puerto Rico, their problems were largely contained, with minimal spillover into the broader municipal market.

What key strategies were used to manage these Funds during the twelve-month reporting period ended March 31, 2017?

Build America Bonds (BAB) posted a small gain for the twelve-month reporting period. A sell-off across fixed income assets after the surprise election results dampened BAB performance as well, but market conditions stabilized and bond markets rallied as 2017 began.

6 NUVEEN

NBB and NBD are designed to invest primarily in BABs and other taxable municipal bonds. The primary investment objective of these two Funds is to provide current income through investments in taxable municipal securities. Their secondary objective is to seek enhanced portfolio value and total return. The Funds offer strategic portfolio diversification opportunities for traditional municipal bond investors, while providing investment options to investors that have not traditionally purchased municipal bonds, including public and corporate retirement plans, endowments, life insurance companies and sovereign wealth funds. For these investors, the Funds can offer investment grade municipal credit, current income and some security issuers typically offer call protection. With the end of the BAB new issuance program in 2010, our focus continued to be on taking advantage of opportunities to add value and improve the liquidity profiles of both NBB and NBD by purchasing additional benchmark BAB issues in the secondary market. Benchmark BAB issues, which typically offer more liquidity than their non-benchmark counterparts, are defined as BABs over $300 million and greater in size and therefore eligible for inclusion in the Bloomberg Barclays Aggregate-Eligible Build America Bond Index. Their greater liquidity makes them potentially easier to sell at Fund termination. In contrast, non-benchmark BABs generally are smaller issues that may offer the same credit quality as benchmark BABs, but sometimes require more detailed credit reviews before purchase and consequently may be less liquid.

Overall, our strategy during this reporting period was to continue to add value by pursuing active management. In the first half of the reporting period, we bought a mix of benchmark and non-benchmark BABs but later focused on adding to existing positions in benchmark BABs. We also favored bonds with higher coupon, shorter call structures, which we believe offered an optimal balance of yield for the level of interest rate risk taken. Cash for purchases came from the proceeds generated by the Funds’ hedging strategy (described in the performance discussion) and from selling longer duration bonds, including a Chicago Board of Education local general obligation bond.

Shareholders should note that, because there was no new issuance of BABs or similar U.S. Treasury-subsidized taxable municipal bonds for the 24-month period ended December 31, 2012, the Funds’ contingent term provisions went into effect on January 1, 2013. During the reporting period ended March 31, 2017, NBB and NBD were managed in line with termination dates on or around June 30, 2020, and December 31, 2020, respectively, with the distribution of the Funds’ assets to shareholders planned for those times. We continued our efforts to maximize the Funds’ liquidity and better position NBB and NBD for termination. Even though the Funds are scheduled to terminate, we believe the opportunity still exists to add value for the shareholders of these Funds through active management and strong credit research.

How did these Funds perform over the twelve-month reporting period ended March 31, 2017?

The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year and since-inception periods ended March 31, 2017. Each Fund's total returns are compared with the performance of a corresponding market index.

For the twelve-month reporting period ended March 31, 2017, the total returns on common share net asset value (NAV) for NBB and NBD outperformed the return for the Bloomberg Barclays Aggregate-Eligible Build America Bond Index.

Key management factors that influenced the returns of NBB and NBD during this reporting period included duration and yield curve positioning, credit exposure, sector allocation and the use of derivatives. Duration and yield curve positioning contributed positively to the two Funds’ relative performance. NBB was helped by its overweight allocation to two- to four-year duration bonds and NBD benefited from an overweight allocation to 10- to 12-year duration bonds, as these two segments were the top performing duration buckets in the index. The Funds’ credit ratings allocations were also favorable to performance in this reporting period, with exposures to AA rated and unrated credits boosting relative results. Sector allocations remained well diversified but underperformed during this reporting period.

As part of their approach to investing, NBB and NBD use an integrated leverage and hedging strategy in their efforts to enhance current income and total return, while working to maintain a level of interest rate risk similar to that of the Bloomberg Barclays Aggregate Eligible Build America Bond Index. As part of this integrated strategy, both NBB and NBD used inverse floating rate securities and bank borrowings as leverage to potentially magnify performance. At the same time, the Funds used interest rate swaps to

NUVEEN 7

Portfolio Manager’s Comments (continued)

reduce their leverage-adjusted durations to a level close to that of the Bloomberg Barclays Aggregate-Eligible Build America Bond Index. In addition, the Funds entered into staggered interest rate swaps to partially fix the interest cost of leverage. During this reporting period, the inverse floaters and interest rate swaps performed as expected. Due to the path of interest rates over this reporting period, the use of inverse floaters and the use of swaps to shorten long-term interest rates helped the Funds’ total return performance for the reporting period. Leverage is discussed in more detail later in this report.

Given the continued news about economic problems in Puerto Rico, we should note that neither NBB nor NBD has any exposure to Puerto Rico BABs.

A Note About Investment Valuations

The municipal securities held by the Funds are valued by the Funds’ pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of a given Fund’s portfolio in its entirety. Thus, the current net asset value of a Fund’s shares may be impacted, higher or lower, if the Fund were to change its pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Funds’ current municipal bond pricing service was acquired by the parent company of another pricing service. The two services have not yet combined their valuation organizations and process, but they announced in March 2017, that they anticipate doing so sometime in the ensuing several months. Such changes could have an impact on the net asset value of the Fund’s shares.

8 NUVEEN

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmark was the Funds’ use of leverage through bank borrowings and investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. As mentioned previously, inverse floaters contributed positively to the performance of the Funds over this reporting period. The Funds’ borrowings also contributed positively to performance over this reporting period.

As of March 31, 2017, the Funds’ percentages of leverage are as shown in the accompanying table.
	NBB	NBD
Effective Leverage*	28.74%	29.35%
Regulatory Leverage*	13.73%	7.02%

*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

Bank Borrowings

The Funds employ regulatory leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown int he accompanying table.

						Subsequent to the Close
	Current Reporting Period					of the Reporting Period
					Average Balance
Fund	April 1, 2016	Draws	Paydowns	March 31, 2017	Outstanding	Draws	Paydowns	May 25, 2017
NBB	$89,500,000	$675,000	$—	$90,175,000	$90,064,041	$—	$—	$90,175,000
NBD	$11,800,000	$200,000	$—	$12,000,000	$11,967,123	$—	$—	$12,000,000

Refer to Notes to Financial Statements, Note 8 - Borrowing Arrangements for further details.

NUVEEN 9

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of March 31, 2017. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common
	Share Amounts
Monthly Distributions (Ex-Dividend Date)	NBB	NBD
April 2016	$0.1120	$0.1085
May	0.1120	0.1085
June	0.1080	0.1035
July	0.1080	0.1035
August	0.1080	0.1035
September	0.1080	0.1035
October	0.1080	0.1035
November	0.1080	0.1035
December	0.1030	0.0955
January	0.1030	0.0955
Febuary	0.1030	0.0955
March 2017	0.1030	0.0955
Total Distributions from Net Investment Income	$1.2840	$1.2200

Yields
Market Yield*	5.91%	5.30%
* Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of March 31, 2017, the Funds had positive UNII balances for tax purposes and negative UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of

10 NUVEEN

Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

COMMON SHARE REPURCHASES

During August 2016, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of March 31, 2017, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NBB	NBD
Common shares cumulatively repurchased and retired	0	0
Common shares authorized for repurchase	2,645,000	720,000

OTHER COMMON SHARE INFORMATION

As of March 31, 2017, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NBB	NBD
Common share NAV	$21.41	$22.05
Common share price	$20.90	$21.63
Premium/(Discount) to NAV	(2.38)%	(1.90)%
12-month average premium/(discount) to NAV	(3.09)%	(4.76)%

NUVEEN 11

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Build America Bond Fund (NBB)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. The Fund’s investments in Build America Bonds, which were discontinued in 2010, subject the Fund to tax risk, liquidity risk, and may negatively affect the Fund’s performance. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk, limited term risk, and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NBB.
Nuveen Build America Bond Opportunity Fund (NBD)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. The Fund’s investments in Build America Bonds, which were discontinued in 2010, subject the Fund to tax risk, liquidity risk, and may negatively affect the Fund’s performance. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk, limited term risk, and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NBD.

12 NUVEEN

NBB
Nuveen Build America Bond Fund
Performance Overview and Holding Summaries as of March 31, 2017
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of March 31, 2017
		Average Annual
			Since
	1-Year	5-Year	Inception
NBB at Common Share NAV	2.66%	6.33%	8.23%
NBB at Common Share Price	2.70%	7.52%	7.54%
Bloomberg Barclays Aggregate – Eligible Build America Bond Index	1.30%	5.74%	8.23%

Since inception returns are from 4/27/10. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
NUVEEN 13

NBB Performance Overview and Holding Summaries as of March 31, 2017 (continued)
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	120.5%
Corporate Bonds	0.5%
Other Assets Less Liabilities	3.3%
Net Assets Plus Borrowings
& Floating Rate Obligations	124.3%
Borrowings	(15.9)%
Floating Rate Obligations	(8.4)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	12.9%
AA	55.6%
A	19.8%
BBB	6.1%
BB or Lower	3.3%
N/R (not rated)	2.3%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	30.0%
Transportation	20.9%
Tax Obligation/General	15.4%
Utilities	13.4%
Water and Sewer	12.6%
Other	7.7%
Total	100%

States and Territories
(% of total municipal bonds)
California	22.7%
New York	14.5%
Texas	9.1%
Illinois	7.7%
Ohio	6.5%
Nevada	4.6%
Georgia	4.4%
Virginia	3.7%
New Jersey	3.5%
Louisiana	3.3%
Other	20.0%
Total	100%

14 NUVEEN

NBD
Nuveen Build America Bond Opportunity Fund
Performance Overview and Holding Summaries as of March 31, 2017
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of March 31, 2017
		Average Annual
			Since
	1-Year	5-Year	Inception
NBD at Common Share NAV	3.39%	5.38%	8.47%
NBD at Common Share Price	6.25%	7.05%	7.85%
Bloomberg Barclays Aggregate – Eligible Build America Bond Index	1.30%	5.74%	9.00%

Since inception returns are from 11/23/10. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
NUVEEN 15

NBD Performance Overview and Holding Summaries as of March 31, 2017 (continued)
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	104.7%
Corporate Bonds	0.8%
Other Assets Less Liabilities	5.4%
Net Assets Plus Borrowings
& Floating Rate Obligations	110.9%
Borrowings	(7.5)%
Floating Rate Obligations	(3.4)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	14.4%
AA	62.7%
A	11.5%
BBB	3.5%
BB or Lower	5.2%
N/R (not rated)	2.7%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	36.0%
Transportation	17.5%
Water and Sewer	13.2%
Tax Obligation/General	12.7%
Utilities	10.0%
Consumer Staples	4.5%
Other	6.1%
Total	100%

States and Territories
(% of total municipal bonds)
California	22.2%
New York	12.2%
Illinois	10.3%
Ohio	6.9%
Texas	6.6%
Colorado	5.0%
New Jersey	4.7%
South Carolina	4.6%
Tennessee	3.2%
Virginia	3.0%
Massachusetts	2.8%
Other	18.5%
Total	100%

16 NUVEEN

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
Nuveen Build America Bond Fund
Nuveen Build America Bond Opportunity Fund:
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Build America Bond Fund and Nuveen Build America Bond Opportunity Fund (the “Funds”) as of March 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through March 31, 2014 were audited by other auditors whose report dated May 27, 2014 expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 2017, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Chicago, Illinois
 May 25, 2017
NUVEEN 17

NBB
Nuveen Build America Bond Fund
Portfolio of Investments	March 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 121.0% (100.0% of Total Investments)

	MUNICIPAL BONDS – 120.5% (99.6% of Total Investments)

	Arizona – 1.0% (0.8% of Total Investments)
$ 5,000	Mesa, Arizona, Utility System Revenue Bonds, Series 2010, 6.100%, 7/01/34	7/20 at 100.00	Aa2	$ 5,594,500
	California – 27.4% (22.6% of Total Investments)
2,520	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Taxable	No Opt. Call	BBB+	1,218,445
	Subordinate Lien Series 2004B, 0.000%, 10/01/31 – AMBAC Insured
1,995	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Build	No Opt. Call	AA	2,731,135
	America Federally Taxable Bond Series 2009F-2, 6.263%, 4/01/49
	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,
	Subordinate Lien, Build America Federally Taxable Bond Series 2010S-1:
75	6.793%, 4/01/30	No Opt. Call	AA–	91,709
100	6.918%, 4/01/40	No Opt. Call	AA–	135,691
500	California Infrastructure and Economic Development Bank, Revenue Bonds, University of	No Opt. Call	AA–	630,005
	California San Francisco Neurosciences Building, Build America Taxable Bond Series 2010B,
	6.486%, 5/15/49
260	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein Academies	No Opt. Call	B+	258,375
	Project, Taxable Series 2013B, 7.000%, 8/01/18
395	California School Finance Authority, Charter School Revenue Bonds, City Charter School	No Opt. Call	N/R	390,939
	Obligated Group, Taxable Series 2016B, 3.750%, 6/01/20
3,030	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Build	No Opt. Call	A+	4,376,381
	America Taxable Bond Series 2009G-2, 8.361%, 10/01/34
2,050	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Build	3/20 at 100.00	A+	2,284,889
	America Taxable Bond Series 2010A-2, 8.000%, 3/01/35
7,000	California State University, Systemwide Revenue Bonds, Build America Taxable Bond Series	No Opt. Call	Aa2	8,836,170
	2010B, 6.484%, 11/01/41
7,115	California State, General Obligation Bonds, Various Purpose Build America Taxable Bond Series	3/20 at 100.00	AA–	8,210,781
	2010, 7.950%, 3/01/36
6,610	California State, General Obligation Bonds, Various Purpose, Build America Taxable Bond Series	No Opt. Call	AA–	9,887,304
	2010, 7.600%, 11/01/40
3,000	California State, Various Purpose General Obligation Bonds, Build America Federally Taxable	No Opt. Call	AA–	4,405,920
	Bonds, Series 2009, 7.550%, 4/01/39
9,185	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda	No Opt. Call	BB+	9,703,401
	University Medical Center, Series 2014B, 6.000%, 12/01/24
7,500	Los Angeles Community College District, California, General Obligation Bonds, Build America	No Opt. Call	AA+	10,413,450
	Taxable Bonds, Series 2010, 6.600%, 8/01/42
10,000	Los Angeles Community College District, Los Angeles County, California, General Obligation	No Opt. Call	AA+	13,884,600
	Bonds, Series 2010, 6.600%, 8/01/42 (UB) (4)
6,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax	No Opt. Call	AAA	7,402,620
	Revenue Bonds, Build America Taxable Bond Series 2010A, 5.735%, 6/01/39
	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple
	Capital Projects I, Build America Taxable Bond Series 2010B:
2,050	7.488%, 8/01/33	No Opt. Call	AA	2,746,057
11,270	7.618%, 8/01/40	No Opt. Call	AA	16,352,094
9,740	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	No Opt. Call	AA–	12,474,408
	Airport, Build America Taxable Bonds, Series 2009C, 6.582%, 5/15/39

18 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Federally
	Taxable – Direct Payment – Build America Bonds, Series 2010A:
$ 80	5.716%, 7/01/39	No Opt. Call	Aa2	$ 98,316
2,840	6.166%, 7/01/40	7/20 at 100.00	Aa2	3,176,796
1,685	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Federally	No Opt. Call	Aa2	2,332,023
	Taxable – Direct Payment – Build America Bonds, Series 2010D, 6.574%, 7/01/45
2,000	Los Angeles Department of Water and Power, California, Water System Revenue Bonds, Tender	No Opt. Call	AA+	6,037,800
	Option Bond Trust 2016-XFT906, 26.890%, 7/01/50 (IF) (4)
1,500	Metropolitan Water District of Southern California, Water Revenue Bonds, Build America Taxable	7/19 at 100.00	AAA	1,642,710
	Bond Series 2009D, 6.538%, 7/01/39
1,000	Metropolitan Water District of Southern California, Water Revenue Bonds, Build America Taxable	7/20 at 100.00	AAA	1,137,260
	Series 2010A, 6.947%, 7/01/40
2,330	Oakland Redevelopment Agency, California, Subordinated Housing Set Aside Revenue Bonds,	No Opt. Call	A+	2,457,940
	Federally Taxable Series 2011A-T, 7.500%, 9/01/19
4,250	Sacramento Public Financing Authority, California, Lease Revenue Bonds, Golden 1 Center,	No Opt. Call	A+	4,627,698
	Series 2015, 5.637%, 4/01/50
2,390	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds,	No Opt. Call	AA–	2,923,615
	Build America Taxable Bonds, Series 2010B, 6.000%, 11/01/40
4,000	San Francisco City and County, California, Certificates of Participation, 525 Golden Gate	No Opt. Call	AA	8,995,600
	Avenue, San Francisco Public Utilities Commission Office Project, Tender Option Bond
	2016-XFT901, 25.439%, 11/01/41 (IF) (4)
	Stanton Redevelopment Agency, California, Tax Allocation Bonds, Stanton Consolidated
	Redevelopment Project Series 2011A:
275	6.500%, 12/01/17 (ETM)	No Opt. Call	A (5)	284,804
295	6.750%, 12/01/18 (ETM)	No Opt. Call	A (5)	321,391
1,500	University of California, General Revenue Bonds, Build America Taxable Bonds, Series 2009R,	5/19 at 100.00	AA	1,630,035
	6.270%, 5/15/31
2,505	University of California, General Revenue Bonds, Limited Project, Build America Taxable Bond	No Opt. Call	AA–	3,096,506
	Series 2010F, 5.946%, 5/15/45
117,045	Total California			155,196,868
	Colorado – 0.7% (0.6% of Total Investments)
3,100	Denver School District 1, Colorado, General Obligation Bonds, Build America Taxable Bonds,	No Opt. Call	AA+	3,763,338
	Series 2009C, 5.664%, 12/01/33
	Connecticut – 1.3% (1.1% of Total Investments)
6,300	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue	4/20 at 100.00	N/R	7,289,352
	Bonds, Harbor Point Project, Federally Taxable – Issuer Subsidy – Recovery Zone Economic
	Development Bond Series 2010B, 12.500%, 4/01/39
	District of Columbia – 0.2% (0.2% of Total Investments)
1,000	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Subordinate	No Opt. Call	AA+	1,206,280
	Lien, Build America Taxable Bond Series 2010A, 5.522%, 10/01/44
	Florida – 0.9% (0.8% of Total Investments)
5,000	Florida State Board of Education, Public Education Capital Outlay Bonds, Build America Taxable	6/19 at 100.00	AAA	5,363,500
	Bonds, Series 2010G, 5.750%, 6/01/35

NUVEEN 19

NBB	Nuveen Build America Bond Fund
	Portfolio of Investments (continued)	March 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 5.3% (4.4% of Total Investments)
$ 2,500	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Cobb County	1/26 at 100.00	AAA	$ 2,603,575
	Coliseum Project, Taxable Series 2015, 4.500%, 1/01/47
9,000	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Taxable Build	No Opt. Call	A+	10,265,400
	America Bonds Series 2010A, 6.637%, 4/01/57
1,120	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Taxable Build	No Opt. Call	A+	1,263,259
	America Bonds Series 2010A, 6.655%, 4/01/57
15,000	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Refunding	No Opt. Call	A–	15,829,050
	Taxable Build America Bonds Series 2010A, 7.055%, 4/01/57
27,620	Total Georgia			29,961,284
	Illinois – 9.3% (7.7% of Total Investments)
865	Chicago Transit Authority, Illinois, Sales and Transfer Tax Receipts Revenue Bonds, Pension	No Opt. Call	AA	1,081,068
	Funding Taxable Series 2008A, 6.899%, 12/01/40
7,735	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Federally Taxable Build	No Opt. Call	AA	9,100,537
	America Bonds, Series 2010B, 6.200%, 12/01/40
	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien,
	Build America Taxable Bond Series 2010B:
10,925	6.845%, 1/01/38	1/20 at 100.00	A	12,196,998
355	6.395%, 1/01/40	No Opt. Call	A	467,471
135	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Build America Taxable Bond Series	No Opt. Call	AA	167,453
	2010B, 6.900%, 1/01/40
14,000	Illinois State, General Obligation Bonds, Taxable Build America Bonds, Series 2010-3,	No Opt. Call	BBB	14,387,940
	6.725%, 4/01/35
8,090	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable Bonds,	No Opt. Call	AA–	10,232,717
	Senior Lien Series 2009A, 6.184%, 1/01/34
1,595	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable Bonds,	No Opt. Call	AA–	1,982,537
	Senior Lien Series 2009B, 5.851%, 12/01/34
2,000	Lake County, Illinois, General Obligation Bonds, Series 2010A, 5.125%, 11/30/27	11/19 at 100.00	AAA	2,154,960
685	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project,	No Opt. Call	A2	871,628
	Build America Taxable Bond Series 2010A, 7.820%, 1/01/40
46,385	Total Illinois			52,643,309
	Indiana – 2.6% (2.1% of Total Investments)
5,000	Indiana University, Consolidated Revenue Bonds, Build America Taxable Bonds, Series 2010B,	6/20 at 100.00	AAA	5,397,800
	5.636%, 6/01/35
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Build America Bonds, Series 2010A-2,	No Opt. Call	Aa1	6,218,050
	6.004%, 1/15/40
2,390	Indianapolis Local Public Improvement Bond Bank, Indiana, Build America Taxable Bonds, Series	No Opt. Call	AA	3,008,413
	2010B-2, 6.116%, 1/15/40
12,390	Total Indiana			14,624,263
	Kentucky – 1.7% (1.4% of Total Investments)
5,000	Kentucky Municipal Power Agency, Power System Revenue Bonds, Prairie State Project, Tender	9/20 at 100.00	AA	7,185,000
	Option Bond Trust 2016-XFT902, 25.129%, 9/01/37 – AGC Insured (IF) (4)
1,950	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage	No Opt. Call	AA	2,519,829
	System Revenue Bonds, Build America Taxable Bonds Series 2010A, 6.250%, 5/15/43
6,950	Total Kentucky			9,704,829
	Louisiana – 3.9% (3.3% of Total Investments)
20,350	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Series 2010B,	2/20 at 100.00	AA	22,277,349
	6.087%, 2/01/45 (UB) (4)

20 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts – 0.8% (0.7% of Total Investments)
$ 2,000	Massachusetts, Transportation Fund Revenue Bonds, Accelerated Bridge Program, Tender Option	No Opt. Call	AAA	$ 4,610,500
	Bond Trust 2016-XFT907, 22.356%, 6/01/40 (IF) (4)
	Michigan – 1.1% (0.9% of Total Investments)
6,190	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds,	No Opt. Call	B–	6,066,076
	Taxable Turbo Series 2006A, 7.309%, 6/01/34
	Missouri – 0.3% (0.2% of Total Investments)
1,290	Curators of the University of Missouri, System Facilities Revenue Bonds, Build America Taxable	No Opt. Call	AA+	1,590,712
	Bonds, Series 2009A, 5.960%, 11/01/39
	Nevada – 5.5% (4.5% of Total Investments)
13,890	Clark County, Nevada, Airport Revenue Bonds, Senior Lien Series 2009B, 6.881%, 7/01/42	7/19 at 100.00	Aa2	15,397,760
10,150	Clark County, Nevada, Airport Revenue Bonds, Taxable Direct Payment Build America Bond Series	No Opt. Call	Aa2	14,274,656
	2010C, 6.820%, 7/01/45
1,315	Las Vegas, Nevada, Certificates of Participation, City Hall Project, Build America Federally	9/19 at 100.00	AA– (5)	1,494,616
	Taxable Bonds, Series 2009B, 7.800%, 9/01/39 (Pre-refunded 9/01/19)
25,355	Total Nevada			31,167,032
	New Jersey – 4.2% (3.5% of Total Investments)
2,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Build America	6/19 at 100.00	A–	2,638,725
	Bonds Issuer Subsidy Program, Series 2009B, 6.875%, 12/15/39
130	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Build America	12/20 at 100.00	A–	135,056
	Bonds Issuer Subsidy Program, Series 2010C, 6.104%, 12/15/28
4,190	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2009F,	No Opt. Call	A+	6,044,578
	7.414%, 1/01/40
10,910	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2010A,	No Opt. Call	A+	15,267,563
	7.102%, 1/01/41
17,730	Total New Jersey			24,085,922
	New York – 17.5% (14.4% of Total Investments)
25,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series	No Opt. Call	AAA	30,575,750
	2010D, 5.600%, 3/15/40 (UB) (4)
5,100	Long Island Power Authority, New York, Electric System Revenue Bonds, Build America Taxable	No Opt. Call	A–	6,050,436
	Bond Series 2010B, 5.850%, 5/01/41
7,965	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Build America	No Opt. Call	AA	11,620,696
	Taxable Bonds, Series 2010C, 7.336%, 11/15/39
14,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	12/20 at 100.00	AA+	15,931,300
	Bonds, Second Generation Resolution, Build America Taxable Bonds, Fiscal 2011 Series 2010CC,
	6.282%, 6/15/42
1,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	6/20 at 100.00	AA+	1,103,850
	Bonds, Second Generation Resolution, Build America Taxable Bonds, Fiscal 2011 Series AA,
	5.790%, 6/15/41
2,595	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	No Opt. Call	AA+	3,363,380
	Bonds, Second Generation Resolution, Build America Taxable Bonds, Series 2010DD,
	5.952%, 6/15/42
2,025	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	No Opt. Call	AA+	2,624,603
	Bonds, Second Generation Resolution, Series 2010DD, 5.952%, 6/15/42 (UB)
1,595	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	No Opt. Call	AA+	3,937,656
	Bonds, Second Generation Resolution, Taxable Tender Option Bond Trust 2016-XFT908,
	23.519%, 6/15/44 (IF)

NUVEEN 21

NBB	Nuveen Build America Bond Fund
	Portfolio of Investments (continued)	March 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 6,690	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Build	No Opt. Call	AA	$ 8,699,542
	America Taxable Bond Fiscal 2011 Series 2010S-1B, 6.828%, 7/15/40
10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Build	No Opt. Call	AAA	12,113,500
	America Taxable Bonds, Series 2010G-1, 5.467%, 5/01/40 (4)
3,000	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport	No Opt. Call	BBB	2,878,560
	Terminal B Redevelopment Project, Taxable Series 2016B, 3.673%, 7/01/30
78,970	Total New York			98,899,273
	North Carolina – 1.9% (1.6% of Total Investments)
10,100	North Carolina Turnpike Authority, Triangle Expressway System State Annual Appropriation	1/19 at 100.00	AA	10,877,498
	Revenue Bonds, Federally Taxable Issuer Subsidy Build America Bonds, Series 2009B,
	6.700%, 1/01/39
	Ohio – 7.9% (6.5% of Total Investments)
10,700	American Municipal Power Inc., Ohio, Combined Hydroelectric Projects Revenue Bonds, Build	No Opt. Call	A	15,246,109
	America Bond Series 2010B, 7.834%, 2/15/41
4,000	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Build	No Opt. Call	A1	4,736,560
	America Bond Series 2009C, 6.053%, 2/15/43
25	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Taxable	No Opt. Call	AA	27,015
	Series 2013B, 4.532%, 1/01/35
15,500	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Build America	11/20 at 100.00	AA+	17,412,389
	Taxable Bonds, Series 2010, 6.038%, 11/15/40
7,500	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation TIF Revenue Bonds,	1/26 at 100.00	N/R	7,239,225
	Cooperative Township Public Parking, Kenwood Collection Redevelopment, Senior Lien Series
	2016A, 6.600%, 1/01/39
37,725	Total Ohio			44,661,298
	Oregon – 2.6% (2.1% of Total Investments)
4,000	Oregon Department of Administrative Services, Certificates of Participation, Federally Taxable	5/20 at 100.00	AA	6,066,800
	Build America Bonds, Tender Option Bond Trust 2016-TXG001, 23.753%, 5/01/35 (IF) (4)
8,030	Warm Springs Reservation Confederated Tribes, Oregon, Tribal Economic Development Bonds,	No Opt. Call	A3	8,636,537
	Hydroelectric Revenue Bonds, Pelton Round Butte Project, Refunding Series 2009A, 8.250%, 11/01/19
12,030	Total Oregon			14,703,337
	Pennsylvania – 1.4% (1.1% of Total Investments)
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Build America
	Taxable Bonds, Series 2009D:
1,225	5.653%, 6/01/24	No Opt. Call	A+	1,357,655
1,915	6.218%, 6/01/39	No Opt. Call	A+	2,309,413
2,000	Pennsylvania State, General Obligation Bonds, Build America Taxable Bonds, Third Series 2010B,	7/20 at 100.00	Aa3	2,219,500
	5.850%, 7/15/30
1,535	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds, Series	No Opt. Call	A1	1,948,391
	2009A, 6.105%, 12/01/39
6,675	Total Pennsylvania			7,834,959
	South Carolina – 0.5% (0.4% of Total Investments)
55	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper,	No Opt. Call	AA–	85,236
	Federally Taxable Build America Tender Option Bond Trust 2016-XFT909, 26.230%, 1/01/50 (IF)
2,245	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper,	No Opt. Call	AA–	2,491,838
	Federally Taxable Build America Series 2010C, 6.454%, 1/01/50 (UB)
2,300	Total South Carolina			2,577,074

22 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 1.9% (1.6% of Total Investments)
$ 5,000	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee,	No Opt. Call	A1	$ 6,603,950
	Tourism Tax Revenue Bonds, Build America Taxable Bonds, Series 2010A-2, 7.431%, 7/01/43
3,290	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee,	No Opt. Call	Aa3	4,313,387
	Tourism Tax Revenue Bonds, Build America Taxable Bonds, Subordinate Lien Series 2010B,
	6.731%, 7/01/43
8,290	Total Tennessee			10,917,337
	Texas – 10.9% (9.0% of Total Investments)
1,000	Bexar County Hospital District, Texas, Certificates of Obligation, Taxable Build America Bond	2/19 at 100.00	AA+	1,085,210
	Series 2009B, 6.904%, 2/15/39
9,280	Dallas Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds, Build	No Opt. Call	A–	12,051,565
	America Taxable Bonds, Series 09B, 7.088%, 1/01/42
2,200	Dallas Independent School District, Dallas County, Texas, General Obligation Bonds, School	2/21 at 100.00	AAA	2,525,600
	Building, Build America Taxable Bond Series 2010C, 6.450%, 2/15/35
3,250	Houston, Texas, General Obligation Bonds, Public Improvement, Build America Bond Series 2010B,	3/20 at 100.00	AA	3,581,533
	6.319%, 3/01/30
10,785	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bond Series 2009B,	No Opt. Call	A1	15,078,723
	6.718%, 1/01/49
10,220	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bonds, Series	2/20 at 100.00	Baa2	11,828,117
	2010-B2, 8.910%, 2/01/30
1,000	San Antonio, Texas, Electric and Gas System Revenue Bonds, Junior Lien, Build America Taxable	No Opt. Call	AA+	1,257,200
	Bond Series 2010A, 5.808%, 2/01/41
10	San Antonio, Texas, Electric and Gas System Revenue Bonds, Series 2012, 4.427%, 2/01/42	No Opt. Call	Aa1	10,715
5,000	San Antonio, Texas, General Obligation Bonds, Build America Taxable Bonds, Series 2010B,	8/20 at 100.00	AAA	5,575,800
	6.038%, 8/01/40
7,015	Texas State, General Obligation Bonds, Transportation Commission, Build America Taxable Bonds,	No Opt. Call	AAA	8,803,825
	Series 2009A, 5.517%, 4/01/39
49,760	Total Texas			61,798,288
	Utah – 1.0% (0.8% of Total Investments)
4,000	Central Utah Water Conservancy District, Utah, Revenue Bonds, Federally Taxable Build America	4/20 at 100.00	AA+	4,297,880
	Bonds, Series 2010A, 5.700%, 10/01/40
1,000	Tooele County Municipal Building Authority, Utah, Lease Revenue Bonds, Build America Bond	12/20 at 100.00	A+	1,104,840
	Series 2010A-2, 8.000%, 12/15/32
5,000	Total Utah			5,402,720
	Virginia – 4.4% (3.7% of Total Investments)
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien
	Revenue Bonds, Build America Bonds, Series 2009D:
1,500	7.462%, 10/01/46 – AGM Insured	No Opt. Call	AA	2,204,850
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien
	Revenue Bonds, Build America Bonds, Series 2009D:
11,930	7.462%, 10/01/46 – AGC Insured	No Opt. Call	BBB+	16,916,024
7,125	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds,	6/17 at 100.00	B–	5,972,745
	Refunding Senior Lien Series 2007A, 6.706%, 6/01/46
20,555	Total Virginia			25,093,619

NUVEEN 23

NBB	Nuveen Build America Bond Fund
	Portfolio of Investments (continued)	March 31, 2017

Principal			Optional Call
Amount (000)	Description (1)		Provisions (2)	Ratings (3)	Value
	Washington – 3.7% (3.1% of Total Investments)
$ 4,000	Seattle, Washington, Municipal Light and Power Revenue Bonds, Federally Taxable Build America		No Opt. Call	AA	$ 7,075,400
	Bonds, Tender Option Bond Trust 2016-XFT905, 21.484%, 2/01/40 (IF) (4)
11,090	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds,		No Opt. Call	Aa3	14,087,849
	Build America Taxable Bond Series 2010B, 6.790%, 7/01/40
15,090	Total Washington				21,163,249
	West Virginia – 0.6% (0.5% of Total Investments)
3,800	Tobacco Settlement Finance Authority, West Virginia, Tobacco Settlement Asset-Backed Bonds,		6/25 at 100.00	B2	3,642,262
	Taxable Turbo Series 2007A, 7.467%, 6/01/47
$ 554,000	Total Municipal Bonds (cost $606,560,483)				682,716,028

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.5% (0.4% of Total Investments)
	Diversified Consumer Services – 0.5% (0.4% of Total Investments)
$ 3,015	BCOM Investment Partners LLC, Taxable Notes, Burrell College of Osteopathic	7.500%	9/01/45	N/R	$ 3,043,109
	Medicine, Series 2015, 144A
$ 3,015	Total Corporate Bonds (cost $3,015,000)				3,043,109
	Total Long-Term Investments (cost $609,575,483)				685,759,137
	Borrowings – (15.9)% (6), (7)				(90,175,000)
	Floating Rate Obligations – (8.4)%				(47,700,000)
	Other Assets Less Liabilities – 3.3% (8)				18,547,438
	Net Assets Applicable to Common Shares – 100%				$ 566,431,575

24 NUVEEN

Investments in Derivatives as of March 31, 2017
Interest Rate Swaps (OTC Uncleared)

		Fund			Fixed Rate		Optional			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Effective	Termination	Termination		Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date (9)	Date	Date	Value	(Depreciation)
Morgan Stanley	$121,000,000	Receive	1-Month USD-	1.500%	Monthly	7/03/17	12/01/17	12/01/19	$(273,646)	$(1,993,646)
Capital			LIBOR-ICE
Services LLC

Interest Rate Swaps (OTC Cleared)
									Variation
		Fund			Fixed Rate		Optional		Margin	Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Effective	Termination	Termination	Receivable/	Appreciation
Clearing Broker	Amount	Floating Rate	Index	(Annualized)	Frequency	Date (9)	Date	Date	(Payable)	(Depreciation)
Citigroup Global	$47,500,000	Receive	3-Month USD-	2.769%	Semi-Annually	1/10/18	N/A	1/10/40	$(72,946)	$(561,705)
Markets Inc.*			LIBOR-ICE
Citigroup Global	19,100,000	Receive	3-Month USD-	1.731	Semi-Annually	8/11/17	N/A	8/11/46	(14,948)	3,834,684
Markets Inc.*			LIBOR-ICE
Citigroup Global	15,500,000	Receive	3-Month USD-	1.775	Semi-Annually	8/25/17	7/06/26 (10)	8/25/46	(12,375)	2,973,194
Markets Inc.*			LIBOR-ICE
	$82,100,000								$(100,269)	$6,246,173

*	LCH.Clearnet Ltd is the clearing house for this transaction.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or
Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(6)	Borrowings as a percentage of Total Investments is 13.1%.
(7)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings.
(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and
Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
(9)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
(10)	This interest rate swap has an optional early termination date beginning on July 6, 2026 and every five years thereafter through the termination date as specified in the swap contract.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in
Derivatives, Inverse Floating Rate Securities for more information.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
N/A	Not applicable.
USD-LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate-Intercontinental Exchange

See accompanying notes to financial statements.
NUVEEN 25

NBD
Nuveen Build America Bond Opportunity Fund
Portfolio of Investments	March 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 105.5% (100.0% of Total Investments)

	MUNICIPAL BONDS – 104.7% (99.2% of Total Investments)

	California – 23.2% (22.0% of Total Investments)
$ 1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Build	No Opt. Call	A+	$ 2,166,525
	America Taxable Bond Series 2009G-2, 8.361%, 10/01/34
2,000	California State, Various Purpose General Obligation Bonds, Build America Federally Taxable	No Opt. Call	AA–	2,835,820
	Bonds, Series 2009, 7.500%, 4/01/34
3,500	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda	No Opt. Call	BB+	3,697,540
	University Medical Center, Series 2014B, 6.000%, 12/01/24
2,000	Los Angeles Community College District, Los Angeles County, California, General Obligation	No Opt. Call	AA+	6,563,000
	Bonds, Tender Option Bond Trust 2016-XG002, 27.019%, 8/01/49 (IF) (4)
1,150	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	No Opt. Call	AA–	1,472,851
	Airport, Build America Taxable Bonds, Series 2009C, 6.582%, 5/15/39
2,000	Los Angeles Department of Water and Power, California, Water System Revenue Bonds, Tender	No Opt. Call	AA+	6,037,800
	Option Bond Trust 2016-XFT906, 26.890%, 7/01/50 (IF) (4)
775	Oakland Redevelopment Agency, California, Subordinated Housing Set Aside Revenue Bonds,	No Opt. Call	A+	817,555
	Federally Taxable Series 2011A-T, 7.500%, 9/01/19
2,200	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds,	No Opt. Call	AAA	2,805,528
	Build America Taxable Bonds Series 2010A, 5.911%, 4/01/48
1,500	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds,	No Opt. Call	AA–	2,121,045
	Build America Taxable Bonds, Series 2010G, 6.950%, 11/01/50
675	San Francisco City and County Redevelopment Financing Authority, California, Tax Allocation	No Opt. Call	AA–	910,697
	Revenue Bonds, San Francisco Redevelopment Projects, Taxable Series 2009E, 8.406%, 8/01/39
2,000	San Francisco City and County, California, Certificates of Participation, 525 Golden Gate	No Opt. Call	AA	4,497,800
	Avenue, San Francisco Public Utilities Commission Office Project, Tender Option Bond
	2016-XFT901, 25.439%, 11/01/41 (IF) (4)
315	Stanton Redevelopment Agency, California, Tax Allocation Bonds, Stanton Consolidated	No Opt. Call	A (5)	359,015
	Redevelopment Project Series 2011A, 7.000%, 12/01/19 (ETM)
2,000	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Build	No Opt. Call	AA–	2,599,380
	America Taxable Bonds, Series 2010H, 6.548%, 5/15/48
21,615	Total California			36,884,556
	Colorado – 5.3% (5.0% of Total Investments)
4,000	Colorado State Bridge Enterprise Revenue Bonds, Federally Taxable Build America Series 2010A,	No Opt. Call	AA	5,016,200
	6.078%, 12/01/40
2,585	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project, Build	No Opt. Call	AA+	3,367,583
	America Series 2010B, 5.844%, 11/01/50
6,585	Total Colorado			8,383,783
	Connecticut – 1.0% (0.9% of Total Investments)
1,355	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue	4/20 at 100.00	N/R	1,567,789
	Bonds, Harbor Point Project, Federally Taxable – Issuer Subsidy – Recovery Zone Economic
	Development Bond Series 2010B, 12.500%, 4/01/39

26 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 2.7% (2.5% of Total Investments)
$ 1,000	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Cobb County	1/26 at 100.00	AAA	$ 1,041,430
	Coliseum Project, Taxable Series 2015, 4.500%, 1/01/47
3,000	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Refunding	No Opt. Call	A–	3,165,810
	Taxable Build America Bonds Series 2010A, 7.055%, 4/01/57
4,000	Total Georgia			4,207,240
	Illinois – 10.7% (10.2% of Total Investments)
3,715	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Federally Taxable Build	No Opt. Call	AA	4,370,846
	America Bonds, Series 2010B, 6.200%, 12/01/40
1,255	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien,	1/20 at 100.00	A	1,401,120
	Build America Taxable Bond Series 2010B, 6.845%, 1/01/38
2,000	Illinois State, General Obligation Bonds, Build America Taxable Bonds, Series 2010-5,	No Opt. Call	BBB	2,134,400
	7.350%, 7/01/35
5,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable Bonds,	No Opt. Call	AA–	6,324,300
	Senior Lien Series 2009A, 6.184%, 1/01/34
2,000	Lake County, Illinois, General Obligation Bonds, Series 2010A, 5.250%, 11/30/28	11/19 at 100.00	AAA	2,151,060
365	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project,	No Opt. Call	A2	426,473
	Build America Bond Series 2009C, 6.859%, 1/01/39
205	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project,	No Opt. Call	A2	260,852
	Build America Taxable Bond Series 2010A, 7.820%, 1/01/40
14,540	Total Illinois			17,069,051
	Indiana – 0.8% (0.8% of Total Investments)
1,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Build America Taxable Bonds, Series	No Opt. Call	AA	1,258,750
	2010B-2, 6.116%, 1/15/40
	Kentucky – 2.4% (2.3% of Total Investments)
3,000	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage	No Opt. Call	AA	3,876,660
	System Revenue Bonds, Build America Taxable Bonds Series 2010A, 6.250%, 5/15/43
	Massachusetts – 2.9% (2.7% of Total Investments)
2,000	Massachusetts, Transportation Fund Revenue Bonds, Accelerated Bridge Program, Tender Option	No Opt. Call	AAA	4,610,500
	Bond Trust 2016-XFT907, 22.356%, 6/01/40 (IF) (4)
	Michigan – 1.2% (1.2% of Total Investments)
2,000	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds,	No Opt. Call	B–	1,959,960
	Taxable Turbo Series 2006A, 7.309%, 6/01/34
	Mississippi – 1.6% (1.5% of Total Investments)
2,085	Mississippi State, General Obligation Bonds, Build America Taxable Bond Series 2010F,	No Opt. Call	AA	2,493,639
	5.245%, 11/01/34
	Nevada – 2.7% (2.6% of Total Investments)
1,965	Clark County, Nevada, Airport Revenue Bonds, Senior Lien Series 2009B, 6.881%, 7/01/42	7/19 at 100.00	Aa2	2,178,301
1,500	Clark County, Nevada, Airport Revenue Bonds, Taxable Direct Payment Build America Bond Series	No Opt. Call	Aa2	2,109,555
	2010C, 6.820%, 7/01/45
3,465	Total Nevada			4,287,856

NUVEEN 27

NBD
Nuveen Build America Bond Opportunity Fund
	Portfolio of Investments (continued)	March 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey – 4.9% (4.7% of Total Investments)
$ 3,890	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2010A,	No Opt. Call	A+	$ 5,443,705
	7.102%, 1/01/41
2,000	Rutgers State University, New Jersey, Revenue Bonds, Build America Taxable Bond Series 2010H,	No Opt. Call	Aa3	2,356,660
	5.665%, 5/01/40
5,890	Total New Jersey			7,800,365
	New York – 12.8% (12.1% of Total Investments)
2,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender	No Opt. Call	AAA	4,230,300
	Option Bond Trust 2016-XFT903, 20.726%, 3/15/40 (IF) (4)
1,270	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Federally	11/33 at 100.00	AA–	1,690,738
	Taxable Issuer Subsidy Build America Bonds, Series 2010A, 6.668%, 11/15/39
1,500	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	No Opt. Call	AA+	1,873,410
	Bonds, Second Generation Resolution, Build America Taxable Bonds, Fiscal 2011 Series AA,
	5.440%, 6/15/43 (4)
2,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	No Opt. Call	AA+	4,937,500
	Bonds, Second Generation Resolution, Taxable Tender Option Bond Trust 2016-XFT908,
	23.519%, 6/15/44 (IF)
3,750	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Build	No Opt. Call	AA	4,876,425
	America Taxable Bond Fiscal 2011 Series 2010S-1B, 6.828%, 7/15/40
1,500	New York City, New York, General Obligation Bonds, Federally Taxable Build America Bonds,	12/20 at 100.00	AA	1,714,920
	Series 2010-F1, 6.646%, 12/01/31
1,000	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport	No Opt. Call	BBB	959,520
	Terminal B Redevelopment Project, Taxable Series 2016B, 3.673%, 7/01/30
13,020	Total New York			20,282,813
	North Carolina – 1.3% (1.3% of Total Investments)
1,955	North Carolina Turnpike Authority, Triangle Expressway System State Annual Appropriation	1/19 at 100.00	AA	2,105,496
	Revenue Bonds, Federally Taxable Issuer Subsidy Build America Bonds, Series 2009B,
	6.700%, 1/01/39
	Ohio – 7.2% (6.8% of Total Investments)
1,500	American Municipal Power Inc., Ohio, Meldahl Hydroelectric Projects Revenue Bonds, Build	No Opt. Call	A	2,048,190
	America Bond Series 2010B, 7.499%, 2/15/50
2,690	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Build	No Opt. Call	A1	3,185,337
	America Bond Series 2009C, 6.053%, 2/15/43
2,850	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Build America	11/20 at 100.00	AA+	3,201,633
	Taxable Bonds, Series 2010, 6.038%, 11/15/40
3,075	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation TIF Revenue Bonds,	1/26 at 100.00	N/R	2,968,082
	Cooperative Township Public Parking, Kenwood Collection Redevelopment, Senior Lien Series
	2016A, 6.600%, 1/01/39
10,115	Total Ohio			11,403,242
	Pennsylvania – 2.0% (1.9% of Total Investments)
2,715	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds, Series	No Opt. Call	A1	3,253,330
	2010B, 5.511%, 12/01/45

28 NUVEEN

Principal			Optional Call
Amount (000)	Description (1)		Provisions (2)	Ratings (3)	Value
	South Carolina – 4.9% (4.6% of Total Investments)
$ 155	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper,		No Opt. Call	AA–	$ 240,211
	Federally Taxable Build America Tender Option Bond Trust 2016-XFT909, 26.230%, 1/01/50 (IF)
6,735	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Series		No Opt. Call	AA–	7,475,513
	2010C, 6.454%, 1/01/50 (UB)
6,890	Total South Carolina				7,715,724
	Tennessee – 3.4% (3.2% of Total Investments)
4,060	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee,		No Opt. Call	Aa3	5,322,904
	Tourism Tax Revenue Bonds, Build America Taxable Bonds, Subordinate Lien Series 2010B,
	6.731%, 7/01/43
	Texas – 6.9% (6.5% of Total Investments)
1,000	Bexar County Hospital District, Texas, Certificates of Obligation, Taxable Build America Bond		2/19 at 100.00	AA+	1,085,210
	Series 2009B, 6.904%, 2/15/39
2,520	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Build America Taxable Bonds, Series		No Opt. Call	AA+	3,264,106
	2009B, 5.999%, 12/01/44
2,000	Dallas Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds, Build		No Opt. Call	A–	2,597,320
	America Taxable Bonds, Series 09B, 7.088%, 1/01/42
1,000	Houston, Texas, General Obligation Bonds, Public Improvement, Build America Bond Series 2010B,		3/20 at 100.00	AA	1,102,010
	6.319%, 3/01/30
2,500	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bonds, Series		2/20 at 100.00	Baa2	2,893,375
	2010-B2, 8.910%, 2/01/30
9,020	Total Texas				10,942,021
	Virginia – 3.1% (2.9% of Total Investments)
1,110	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien		No Opt. Call	BBB+	1,573,913
	Revenue Bonds, Build America Bonds, Series 2009D, 7.462%, 10/01/46 – AGC Insured
4,020	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds,		6/17 at 100.00	B–	3,369,886
	Refunding Senior Lien Series 2007A, 6.706%, 6/01/46
5,130	Total Virginia				4,943,799
	Washington – 2.3% (2.2% of Total Investments)
2,935	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds,		No Opt. Call	Aa3	3,728,389
	Build America Taxable Bond Series 2010B, 6.790%, 7/01/40
	West Virginia – 1.4% (1.3% of Total Investments)
2,315	Tobacco Settlement Finance Authority, West Virginia, Tobacco Settlement Asset-Backed Bonds,		6/25 at 100.00	B2	2,218,904
	Taxable Turbo Series 2007A, 7.467%, 6/01/47
$ 125,690	Total Municipal Bonds (cost $131,656,622)				166,316,771

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.8% (0.8% of Total Investments)

	Diversified Consumer Services – 0.8% (0.8% of Total Investments)
$ 1,300	BCOM Investment Partners LLC, Taxable Notes, Burrell College of Osteopathic	7.500%	9/01/45	N/R	$ 1,312,120
	Medicine, Series 2015, 144A
$ 1,300	Total Corporate Bonds (cost $1,300,000)				1,312,120
	Total Long-Term Investments (cost $132,956,622)				167,628,891
	Borrowings – (7.5)% (6), (7)				(12,000,000)
	Floating Rate Obligations – (3.4)%				(5,390,000)
	Other Assets Less Liabilities – 5.4% (8)				8,619,319
	Net Assets Applicable to Common Shares – 100%				$ 158,858,210

NUVEEN 29

NBD
Nuveen Build America Bond Opportunity Fund
	Portfolio of Investments (continued)	March 31, 2017

Investments in Derivatives as of March 31, 2017

Interest Rate Swaps (OTC Uncleared)

		Fund			Fixed Rate		Optional			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Effective	Termination	Termination		Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date (9)	Date	Date	Value	(Depreciation)
Barclays Bank PLC	$29,500,000	Receive	1-Month USD-	1.655%	Monthly	7/03/17	6/01/18	6/01/20	$(155,838)	$(647,338)
LIBOR-ICE

Interest Rate Swaps (OTC Cleared)
										Variation
		Fund			Fixed Rate		Optional			Margin	Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Effective	Termination		Termination	Receivable/	Appreciation
Clearing Broker	Amount	Floating Rate	Index	(Annualized)	Frequency	Date (9)	Date		Date	(Payable)	(Depreciation)
Citigroup Global	$34,200,000	Receive	3-Month USD-	1.972%	Semi-Annually	4/13/17	N/A		4/13/27	$(48,539)	$1,308,896
Markets Inc.*			LIBOR-ICE
Citigroup Global	15,500,000	Receive	3-Month USD-	2.769	Semi-Annually	1/10/18	N/A		1/10/40	(23,905)	(183,293)
Markets Inc.*			LIBOR-ICE
Citigroup Global	11,900,000	Receive	3-Month USD-	1.731	Semi-Annually	8/11/17	N/A		8/11/46	(9,214)	2,389,148
Markets Inc.*			LIBOR-ICE
Citigroup Global	9,500,000	Receive	3-Month USD-	1.775	Semi-Annually	8/25/17	7/06/26	(10)	8/25/46	(7,492)	1,822,280
Markets Inc.*			LIBOR-ICE
	$71,100,000									$(89,150)	$5,337,031

*	LCH.Clearnet Ltd is the clearing house for this transaction.
(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Borrowings as a percentage of Total Investments is 7.2%.
(7)
The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings.

(8)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(9)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
(10)	This interest rate swap has an optional early termination date beginning on July 6, 2026 and every five years thereafter through the termination date as specified in the swap contract.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

N/A	Not applicable.
USD-LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate-Intercontinental Exchange
See accompanying notes to financial statements.
30 NUVEEN

Statement of
Assets and Liabilities
	March 31, 2017

	NBB	NBD
Assets
Long-term investments, at value (cost $609,575,483 and $132,956,622, respectively)	$685,759,137	$167,628,891
Cash	39,064	86,461
Cash collateral at brokers(1)	10,339,216	6,565,375
Interest rate swaps premiums paid	1,720,000	491,500
Receivable for interest	11,850,045	3,072,688
Other assets	52,200	7,908
Total assets	709,759,662	177,852,823
Liabilities
Borrowings	90,175,000	12,000,000
Floating rate obligations	47,700,000	5,390,000
Unrealized depreciation on interest rate swaps	1,993,646	647,338
Payable for:
Common share dividends	2,657,414	669,106
Variation margin on swap contracts	100,269	89,150
Accrued expenses:
Management fees	397,505	116,410
Interest on borrowings	128,016	17,036
Trustees fees	35,914	1,029
Other	140,323	64,544
Total liabilities	143,328,087	18,994,613
Net assets applicable to common shares	$566,431,575	$158,858,210
Common shares outstanding	26,461,985	7,205,250
Net asset value (“NAV”) per common share outstanding	$21.41	$22.05
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$264,620	$72,053
Paid-in surplus	504,137,905	137,235,390
Undistributed (Over-distribution of) net investment income	(5,170,222)	(905,396)
Accumulated net realized gain (loss)	(13,236,909)	(16,905,799)
Net unrealized appreciation (depreciation)	80,436,181	39,361,962
Net assets applicable to common shares	$566,431,575	$158,858,210
Authorized common shares	Unlimited	Unlimited

(1) Cash pledged to collateralize the net payment obligations for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the Fund’s Portfolio of Investments.
See accompanying notes to financial statements.
NUVEEN 31

Statement of
Operations
Year Ended March 31, 2017

	NBB	NBD
Investment Income	$39,482,325	$10,281,824
Expenses
Management fees	4,807,046	1,400,276
Interest expense	1,967,391	258,341
Custodian fees	82,668	38,049
Trustees fees	20,677	5,417
Professional fees	63,768	43,679
Shareholder reporting expenses	93,172	26,066
Shareholder servicing agent fees	170	170
Stock exchange listing fees	8,246	7,600
Investor relations expenses	78,079	19,902
Other	25,692	15,620
Total expenses	7,146,909	1,815,120
Net investment income (loss)	32,335,416	8,466,704
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	9,021,575	3,911,152
Swaps	(12,401,642)	(6,101,967)
Change in net unrealized appreciation (depreciation) of:
Investments	(32,445,791)	(11,702,541)
Swaps	19,301,957	11,055,503
Net realized and unrealized gain (loss)	(16,523,901)	(2,837,853)
Net increase (decrease) in net assets applicable to common shares from operations	$15,811,515	$5,628,851

See accompanying notes to financial statements.
32 NUVEEN

Statement of
Changes in Net Assets
		NBB			NBD
	Year		Year	Year		Year
	Ended		Ended	Ended		Ended
	3/31/17		3/31/16	3/31/17		3/31/16
Operations
Net investment income (loss)	$ 32,335,416		$ 34,024,600	$ 8,466,704		$ 9,142,234
Net realized gain (loss) from:
Investments	9,021,575		5,915,107	3,911,152		1,463,713
Swaps	(12,401,642)		(15,344,674)	(6,101,967)		(6,599,965)
Change in net unrealized appreciation (depreciation) of:
Investments	(32,445,791)		(21,555,569)	(11,702,541)		(6,096,820)
Swaps	19,301,957		5,259,280	11,055,503		1,252,886
Net increase (decrease) in net assets applicable to common shares
from operations	15,811,515		8,298,744	5,628,851		(837,952)
Distributions to Common Shareholders
From net investment income	(33,977,189)		(35,776,604)	(8,790,405)		(9,460,493)
Decrease in net assets applicable to common shares from distributions
to common shareholders	(33,977,189)		(35,776,604)	(8,790,405)		(9,460,493)
Net increase (decrease) in net assets applicable to common shares	(18,165,674)		(27,477,860)	(3,161,554)		(10,298,445)
Net assets applicable to common shares at the beginning of period	584,597,249		612,075,109	162,019,764		172,318,209
Net assets applicable to common shares at the end of period	$566,431,575		$584,597,249	$158,858,210		$162,019,764
Undistributed (Over-distribution of) net investment income at the
end of period	$ (5,170,222)		$ (4,037,456)	$ (905,396)		$ (745,589)

See accompanying notes to financial statements.
NUVEEN 33

Statement of
Cash Flows
	Year Ended March 31, 2017

	NBB	NBD
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$15,811,515	$5,628,851
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(78,299,580)	(31,928,141)
Proceeds from sales and maturities of investments	74,410,822	29,487,065
Proceeds from (Purchases of) short-term investments, net	603,079	—
Proceeds from (Payments for) swap contracts, net	(12,401,642)	(6,101,967)
Premiums received (paid) for interest rate swaps	(1,117,587)	(325,003)
Amortization (Accretion) of premiums and discounts, net	1,316,116	152,595
(Increase) Decrease in:
Cash collateral at brokers	4,901,291	608,773
Receivable for interest	(15,407)	(8,661)
Other assets	21,144	6,026
Increase (Decrease) in:
Payable for variation margin on swap contracts	(577,175)	(287,214)
Accrued management fees	(7,855)	(846)
Accrued interest on borrowings	32,775	4,479
Accrued Trustees fees	3,462	(84)
Accrued other expenses	9,751	3,307
Net realized (gain) loss from:
Investments	(9,021,575)	(3,911,152)
Swaps	12,401,642	6,101,967
Change in net unrealized (appreciation) depreciation of:
Investments	32,445,791	11,702,541
Swaps(1)	(1,557,946)	(466,056)
Net cash provided by (used in) operating activities	38,958,621	10,666,480
Cash Flows from Financing Activities:
Proceeds from borrowings	675,000	200,000
Increase (Decrease) in:
Cash overdraft	—	(100,671)
Floating rate obligations	(5,390,000)	(1,800,000)
Cash distributions paid to common shareholders	(34,204,557)	(8,879,348)
Net cash provided by (used in) financing activities	(38,919,557)	(10,580,019)
Net Increase (Decrease) in Cash	39,064	86,461
Cash at the beginning of period	—	—
Cash at the end of period	$39,064	$86,461

	NBB	NBD
Cash paid for interest (excluding borrowing costs)	$1,829,604	$233,854
(1) Excluding over-the-counter cleared swaps.

See accompanying notes to financial statements.
34 NUVEEN

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NUVEEN 35

Financial
Highlights

Selected data for a common share outstanding throughout each period:

					Less Distributions
		Investment Operations			to Common Shareholders			Common Share
	Beginning	Net	Net		From	From
	Common	Investment	Realized/		Net	Accumulated			Ending
	Share	Income	Unrealized		Investment	Net Realized		Ending	Share
	NAV	(Loss)(a)	Gain (Loss)	Total	Income	Gains	Total	NAV	Price
NBB
Year Ended 3/31:
2017	$22.09	$1.22	$(0.62)	$0.60	$(1.28)	$—	$(1.28)	$21.41	$20.90
2016	23.13	1.29	(0.98)	0.31	(1.35)	—	(1.35)	22.09	21.59
2015	21.45	1.37	1.70	3.07	(1.39)	—	(1.39)	23.13	21.24
2014	22.60	1.39	(1.14)	0.25	(1.40)	—	(1.40)	21.45	19.62
2013	21.39	1.35	1.17	2.52	(1.31)	—	(1.31)	22.60	20.97

NBD
Year Ended 3/31:
2017	22.49	1.18	(0.40)	0.78	(1.22)	—	(1.22)	22.05	21.63
2016	23.92	1.27	(1.39)	(0.12)	(1.31)	—	(1.31)	22.49	21.52
2015	22.68	1.37	1.24	2.61	(1.37)	—	(1.37)	23.92	21.72
2014	23.92	1.40	(1.29)	0.11	(1.35)	—	(1.35)	22.68	20.50
2013	22.56	1.34	1.31	2.65	(1.29)	—	(1.29)	23.92	22.12

	Borrowings at the End of Period
	Aggregate
	Amount	Asset
	Outstanding	Coverage
	(000)	Per $1,000
NBB
Year Ended 3/31:
2017	$90,175	$7,281
2016	89,500	7,532
2015	89,500	7,839
2014	89,000	7,379
2013	89,000	7,720

NBD
Year Ended 3/31:
2017	12,000	14,238
2016	11,800	14,730
2015	11,800	15,603
2014	11,500	15,208
2013	11,500	15,985

36 NUVEEN

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(c)
	Based on	Ending			Net	Portfolio
Based on	Share	Net			Investment	Turnover
NAV (b)	Price (b)	Assets (000)	Expenses	(d)	Income (Loss)	Rate	(e)

2.66%	2.70%	$566,432	1.21%		5.48%	11%
1.63	8.66	584,597	1.13		5.93	16
14.61	15.75	612,075	1.07		6.04	13
1.44	0.63	567,690	1.12		6.63	6
12.05	10.57	598,113	1.10		6.10	7

3.39	6.25	158,858	1.10		5.13	17
(0.25)	5.68	162,020	1.08		5.73	11
11.70	12.86	172,318	1.02		5.77	6
0.76	(0.85)	163,391	1.08		6.34	4
11.97	11.88	172,331	1.07		5.74	4

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable.
(d)
The expense ratios reflect, among other things, all interest expense and other costs related to borrowings (as described in Note 8 – Borrowing Arrangements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NBB		NBD
Year Ended 3/31:		Year Ended 3/31:
2017	0.33%	2017	0.16%
2016	0.22	2016	0.10
2015	0.19	2015	0.09
2014	0.22	2014	0.11
2013	0.22	2013	0.10

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.
NUVEEN 37

Notes to
Financial Statements

1. General Information and Significant Accounting Policies
General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
•	Nuveen Build America Bond Fund (NBB)
•	Nuveen Build America Bond Opportunity Fund (NBD)
The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. NBB and NBD were organized as Massachusetts business trusts on December 4, 2009 and June 4, 2010, respectively.
The end of the reporting period for the Funds is March 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended March 31, 2017 (the “current fiscal period”).
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
Each Fund’s primary investment objective is to provide current income through investments in taxable municipal securities. Each Fund’s secondary investment objective is to seek enhanced portfolio value and total return. The Funds seek to achieve their investment objectives by investing primarily in a diversified portfolio of taxable municipal securities known as Build America Bonds (“BABs”), which make up approximately 80% of their managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates). BABs are taxable municipal securities that include bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, among others, pursuant to the American Recovery and Reinvestment Act of 2009, which offer municipal issuers a federal subsidy equal to 35% of a bond’s interest payments. Under normal circumstances, the Funds may invest 20% of their managed assets in securities other than BABs, including taxable and tax-exempt municipal securities, U.S. Treasury and other U.S. government agency securities. At least 80% of each Fund’s managed assets will be invested in securities that are investment grade quality at the time of purchase, as rated by at least one independent rating agency or judged to be of comparable quality by the Sub-Adviser. In addition, each Fund will use an integrated leverage and hedging strategy so that the Fund has the potential to enhance income and risk-adjusted total return over time. Each Fund may employ leverage instruments such as bank borrowings, including loans from certain financial institutions, and portfolio investments that have the economic effect of leverage, including investments in inverse floating rate securities. Each Fund’s overall goal is to outperform over time the Barclays Build America Bond Index, an unleveraged index representing the BABs market, while maintaining a comparable overall level of interest rate risk.
The BAB program expired on December 31, 2010, and was not renewed. NBB and NBD each have contingent term provisions stating that if there are no new issuances of BABs or similar U.S. Treasury-subsidized taxable municipal bonds for any twenty-four month period ending on or before December 31, 2014, NBB and NBD will terminate on or around June 30, 2020, and December 31, 2020, respectively. Since there has been no new issuance of BABs for a twenty-four month period, the Funds are currently being managed in line with these termination dates and the distribution of each Fund’s assets to shareholders is planned for those times.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

38 NUVEEN

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Common Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds have entered into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
NUVEEN 39

Notes to Financial Statements (continued)
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
NBB	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$682,716,028	$—	$682,716,028
Corporate Bonds	—	3,043,109	—	3,043,109
Investments in Derivatives:
Interest Rate Swaps**	—	4,252,527	—	4,252,527
Total	$—	$690,011,664	$—	$690,011,664

NBD
Long-Term Investments*:
Municipal Bonds	$—	$166,316,771	$—	$166,316,771
Corporate Bonds	—	1,312,120	—	1,312,120
Investments in Derivatives:
Interest Rate Swaps**	—	4,689,693	—	4,689,693
Total	$—	$172,318,584	$—	$172,318,584

*	Refer to the Fund’s Portfolio of Investments for state and/or industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
40 NUVEEN

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.
NUVEEN 41

Notes to Financial Statements (continued)
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	NBB	NBD
Floating rate obligations: self-deposited Inverse Floaters	$47,700,000	$5,390,000
Floating rate obligations: externally-deposited Inverse Floaters	90,580,000	48,610,000
Total	$138,280,000	$54,000,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	NBB	NBD
Average floating rate obligations outstanding	$48,305,452	$5,592,192
Average annual interest rate and fees	1.16%	1.17%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement” or “credit recovery swap”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts	NBB	NBD
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$47,700,000	$5,390,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	90,580,000	48,610,000
Total	$138,280,000	$54,000,000

42 NUVEEN

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Interest Rate Swap Contracts
Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).
The amount of the payment obligation is based on the notional amount and the termination date of the swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.
Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”
Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.
The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.
During the current fiscal period, each Fund continued to use swap contracts to reduce the duration of its bond portfolio as well as to fix its interest cost of leverage.
NUVEEN 43

Notes to Financial Statements (continued)
The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:
	NBB	NBD
Average notional amount of interest rate swap contracts outstanding*	$207,840,000	$100,500,000

* The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.
The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
			Location on the Statement of Assets and Liabilities
Underlying	Derivative		Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location		Value	Location	Value
NBB
					Unrealized depreciation on interest
Interest rate	Swaps (OTC Uncleared)	—		$—	rate swaps	$(1,993,646)
					Payable for variation
Interest rate	Swaps (OTC Cleared)	—		—	margin on swap contracts**	6,807,878
					Payable for variation
					margin on swap contracts**	(561,705)
Total				$—		$4,252,527
NBD
					Unrealized depreciation on interest
Interest rate	Swaps (OTC Uncleared)	—		$—	rate swaps	$(647,338)
					Payable for variation
Interest rate	Swaps (OTC Cleared)	—		—	margin on swap contracts**	5,520,324
					Payable for variation
					margin on swap contracts**	(183,293)
Total				$—		$4,689,693

** Value represents the unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability amount as described in the table above.
The following tables present the Funds’ swap contracts subject to netting agreements and the collateral delivered related to those swap contracts, as of end of the reporting period.
Gross Amount Not Offset
on the Statement of
Assets and Liabilities
		Gross		Gross	Amounts	Net Unrealized
		Unrealized		Unrealized	Netted on	Appreciation
		Appreciation on		(Depreciation) on	Statement of	(Depreciation) on	Interest	Collateral
		Interest		Interest	Assets and	Interest	Rate Swaps	Pledged to (from)	Net
Fund	Counterparty	Rate Swaps	***	Rate Swaps ***	Liabilities	Rate Swaps	Premiums Paid	Counterparty	Exposure
NBB
Morgan Stanley
	Capital Services LLC	$—		$(1,993,646)	$—	$(1,993,646)	$1,720,000	$273,646	$—
NBD
	Barclays Bank PLC	$—		$(647,338)	$—	$(647,338)	$491,500	$155,838	$—
*** Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (deprecation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

			Net Realized	Change in Net Unrealized
	Underlying	Derivative	Gain (Loss) from	Appreciation (Depreciation) of
Fund	Risk Exposure	Instrument	Swaps	Swaps
NBB	Interest rate	Swaps	$(12,401,642)	$19,301,957
NBD	Interest rate	Swaps	(6,101,967)	11,055,503

44 NUVEEN

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
The Funds did not have any transactions in shares during the current and prior fiscal period.
5. Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:
	NBB	NBD
Purchases	$78,299,580	$31,928,141
Sales and maturities	74,410,822	29,487,065

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
As of March 31, 2017, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:
	NBB	NBD
Cost of investments	$565,879,446	$127,947,502
Gross unrealized:
Appreciation	$74,778,163	$35,126,803
Depreciation	(2,600,672)	(836,513)
Net unrealized appreciation (depreciation) of investments	$72,177,491	$34,290,290

NUVEEN 45

Notes to Financial Statements (continued)
Permanent differences, primarily due to bond premium amortization and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of common share net assets as of March 31, 2017, the Funds’ tax year end, as follows:
	NBB	NBD
Paid-in surplus	$—	$—
Undistributed (Over-distribution of) net investment income	509,007	163,894
Accumulated net realized gain (loss)	(509,007)	(163,894)

The tax components of undistributed net ordinary income and net long-term capital gains as of March 31, 2017, the Funds’ tax year end, were as follows:
	NBB	NBD
Undistributed net ordinary income[1]	$1,561,526	$164,684
Undistributed net long-term capital gains	—	—

[1]
Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on March 1, 2017, and paid on April 3, 2017.

The tax character of distributions paid during the Funds’ tax years ended March 31, 2017 and March 31, 2016, was designated for purposes of the dividends paid deduction as follows:
2017	NBB	NBD
Distributions from net ordinary income[2]	$34,215,347	$8,884,074
Distributions from net long-term capital gains	—	—

2016	NBB	NBD
Distributions from net ordinary income[2]	$35,882,452	$9,500,122
Distributions from net long-term capital gains	—	—

[2] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of March 31, 2017, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	NBB	NBD
Capital losses to be carried forward – not subject to expiration	$13,236,909	$16,905,799

7. Management Fees and Other Transactions with Affiliates

Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
For the period April 1, 2016 through July 31, 2016, the annual Fund-level fee, payable monthly, for each Fund was calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For managed assets over $2 billion	0.3875

46 NUVEEN

Effective August 1, 2016, the annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:
Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of March 31, 2017, the complex-level fee for each Fund was 0.1613%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trades of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Funds did not engage in inter-fund trades pursuant to these procedures.
NUVEEN 47

Notes to Financial Statements (continued)
8. Borrowing Arrangements
Each fund entered into a committed secured 364-day line of credit (“Borrowings”) which permits the Funds to borrow on a secured basis as a means of leverage. Each Fund’s maximum commitment amount under these Borrowings is as follows:
	NBB	NBD
Maximum commitment amount	$95,000,000	$15,000,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	NBB	NBD
Outstanding balance on Borrowings	$90,175,000	$12,000,000

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:
	NBB	NBD
Average daily balance outstanding	$90,064,041	$11,967,123
Average annual interest rate	1.43%	1.43%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in each Fund’s portfolio of investments. Interest expense incurred on each Fund’s Borrowings was calculated at a rate per annum equal to the higher of (i) the overnight Federal Funds rate plus 0.80% or (ii) the one-month London Inter-bank Offered Rate plus 0.80% for the period April 1, 2016 through June 17, 2016. In addition to the interest expense, the Funds each paid a 0.15% per annum facility fee, based on the unused portion of the commitment amount of the Borrowings at all times when the outstanding Borrowings is greater than 50% of the maximum commitment amount, otherwise the fee is increased to 0.25% per annum.
On May 18, 2016, each Fund renewed its Borrowings, at which time the termination date was extended through June 17, 2016. All other terms of the Borrowings remained unchanged. On June 17, 2016, each Fund renewed its Borrowings again, at which time the termination date was extended through May 17, 2017. The interest charged on each Fund’s Borrowings was changed from the higher of (i) the overnight Federal Funds rate plus 0.80% or (ii) the one-month London Inter-bank Offered Rate plus 0.80% to the higher of (i) the overnight Federal Funds rate plus 0.85% or (ii) the one-month LIBOR plus 0.85%. Each Fund also incurred an upfront fee of 0.10% based on the maximum commitment amount of the Borrowings through the renewal date. All other terms of the Borrowings remained unchanged.
Each Fund’s borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense, facility fees and other fees incurred on the Borrowings are recognized as a component of “Interest expense” on the Statement of Operations.
9. New Accounting Pronouncements
Amendments to Regulation S-X
In October 2016, the Securities and Exchange Commission (SEC) adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.
Accounting Standards Update 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.
10. Subsequent Events
Borrowing Arrangements
On May 17, 2017, each Fund renewed its Borrowings, at which time the termination date was extended through May 16, 2018. The interest charged on each Fund’s Borrowings was changed from the higher of (i) the overnight Federal Funds rate plus 0.85% or (ii) the one-month LIBOR plus 0.85% to the higher of (i) the overnight Federal Funds rate plus 0.75% or (ii) the one-month LIBOR plus 0.75%. Each Fund also incurred an upfront fee of 0.10% based on the maximum commitment amount of the Borrowings through the renewal date. All other terms of the Borrowings remain unchanged.

48 NUVEEN

Additional
Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered		Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm		Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP		State Street Bank
Chicago, IL 60606	One Lincoln Street		200 East Randolph Drive		& Trust Company
	Boston, MA 02111		Chicago, IL 60601		Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Distribution Information
The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended March 31, 2017:
	NBB	NBD
% of Interest-Related Dividends	100%	100%

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC online at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.
	NBB	NBD
Common Shares repurchased	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN 49

Glossary of Terms Used in this Report (Unaudited)
•
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

•
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumula- tive performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•
Bloomberg Barclays Aggregate-Eligible Build America Bond Index: An unleveraged index that comprises all direct pay Build America Bonds that are SEC-regulated, taxable, dollar-denominated and have at least one year to final maturity, at least $250 million par amount outstanding, and are determined to be investment grade by Bloomberg Barclays. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

•
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in a fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

•
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cashflows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indices.

•
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

•
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the under- lying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

•	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

50 NUVEEN

•
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

•
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds.
 Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

•
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

•
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

•
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

NUVEEN 51

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.
52 NUVEEN

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

■ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment
1944			company; Board Member of WDPR Public Radio station; formerly,
333 W. Wacker Drive	Chairman and	1996	Senior Partner and Chief Operating Officer (retired (2004) of	177
Chicago, IL 6o6o6	Board Member	Class III	Miller-Valentine Group; formerly, Board member, Business Advisory
Council of the Cleveland Federal Reserve Bank and University of
Dayton Business School Advisory Council; past Chair and Director,
Dayton Development Coalition.

■ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic
1948			corporation (since 1996); Director and Chairman, United Fire
333 W. Wacker Drive	Board Member	1999	Group, a publicly held company; Director, American Board of	177
Chicago, IL 6o6o6		Class III	Orthopaedic Surgery (since 2017); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the
Board of Regents for the State of Iowa University System; formerly,
Director, Alliant Energy; formerly, Director, Federal Reserve Bank of
Chicago; formerly, President and Chief Operating Officer, SCI
Financial Group, Inc., a regional financial services firm.

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University
1948			of Iowa (2006-2012); Director (since 2004) of Xerox Corporation;
333 W. Wacker Drive	Board Member	2003	past Director (2005- 2015), and past President (2010-2014) Beta	177
Chicago, IL 6o6o6		Class I	Gamma Sigma, Inc., The International Business Honor Society;
Director of Wellmark, Inc. (since 2009); formerly, Dean and
Distinguished Professor of Finance, School of Business at the
University of Connecticut (2003-2006); previously, Senior Vice
President and Director of Research at the Federal Reserve Bank of
Chicago (1995-2003); formerly, Director (1997-2007), Credit Research
Center at Georgetown University.

■ DAVID J. KUNDERT			Formerly, Director, Northwestern Mutual Wealth Management
1942			Company (2006-2013), retired (since 2004) as Chairman, JPMorgan
333 W. Wacker Drive	Board Member	2005	Fleming Asset Management, President and CEO, Banc One	177
Chicago, IL 6o6o6		Class II	Investment Advisors Corporation, and President, One Group Mutual
Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group;
Regent Emeritus, Member of Investment Committee, Luther College;
member of the Wisconsin Bar Association; member of Board of
Directors and Chair of Investment Committee, Greater Milwaukee
Foundation; member of the Board of Directors (Milwaukee), College
Possible; Board member of Milwaukee Repertory Theatre (since 2016).

NUVEEN 53

Board Members & Officers (Unaudited) (continued)
Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ ALBIN F. MOSCHNER(2)			Founder and Chief Executive Officer, Northcroft Partners, LLC, a
1952			management consulting firm (since 2012); previously, held positions
333 W. Wacker Drive	Board Member	2016	at Leap Wireless International, Inc., including Consultant (2011-2012),	177
Chicago, IL 60606		Class III	Chief Operating Officer (2008-2011), and Chief Marketing Officer
(2004-2008); formerly, President, Verizon Card Services division of
Verizon Communications, Inc. (2000-2003); formerly, President,
One Point Services at One Point Communications (1999- 2000);
formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997);
formerly, various executive positions with Zenith Electronics
Corporation (1991- 1996). Director, USA Technologies, Inc., a
provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial
Corporation (1996-2016).

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private
1962			firm which develops branding, marketing and communications
333 W. Wacker Drive	Board Member	2013	strategies for clients; Director of The Curran Center for Catholic	177
Chicago, IL 6o6o6		Class II	American Studies (since 2009) and The President’s Council,
Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-
2014): formerly, Chairman of the Board of Trustees of Marian
University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief
Executive Officer of ABN AMRO N.V. North America, and Global
Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice
President and Head of Global Markets-the Americas (2006-2007),
CEO of Wholesale Banking North America and Global Head of
Foreign Exchange and Futures Markets (2001-2006), and Regional
Commercial Treasurer and Senior Vice President Trading-North
America (1996-2001); formerly, Trustee at St. Edmund Preparatory
School in New York City.

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S.
1947			Endowment for Forestry and Communities (since 2013); formerly,
333 W. Wacker Drive	Board Member	1997	Executive Director (1994- 2012), Gaylord and Dorothy Donnelley	177
Chicago, IL 6o6o6		Class I	Foundation; prior thereto, Executive Director, Great Lakes
Protection Fund (1990-1994).

■ CAROLE E. STONE			Director, Chicago Board Options Exchange, Inc. (since 2006);
1947			Director, C2 Options Exchange, Incorporated (since 2009); Director,
333 W. Wacker Drive	Board Member	2007	CBOE Holdings, Inc.(since 2010); formerly, Commissioner, New	177
Chicago, IL 6o6o6		Class I	York State Commission on Public Authority Reform (2005-2010).

■ TERENCE J. TOTH			Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum
1959			IT Service LLC (since 2010) and Quality Control Corporation (since
333 W. Wacker Drive	Board Member	2008	2012); member: Catalyst Schools of Chicago Board (since 2008) and	177
Chicago, IL 6o6o6		Class II	Mather Foundation Board (since 2012), and chair of its Investment
Committee; formerly, Director, Legal & General Investment
Management America, Inc.(2008-2013); formerly, CEO and President,
Northern Trust Global Investments (2004-2007): Executive Vice
President, Quantitative Management & Securities Lending (2000-
2004); prior thereto, various positions with Northern Trust Company
(since 1994); formerly, Member, Northern Trust Mutual Funds Board
(2005-2007), Northern Trust Global Investments Board (2004-2007),
Northern Trust Japan Board (2004-2007), Northern Trust Securities
Inc. Board (2003- 2007) and Northern Trust Hong Kong
Board (1997-2004).

54 NUVEEN

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ MARGARET L. WOLFF			Member of the Board of Directors (since 2013) of Travelers Insurance
1955			Company of Canada and The Dominion of Canada General Insurance
333 W. Wacker Drive	Board Member	2016	Company (each, a part of Travelers Canada, the Canadian operation of	177
Chicago, IL 6o6o6		Class I	The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps,
Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-
2014); Member of the Board of Trustees of New York-Presbyterian
Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a
philanthropy dedicated to improving the care of older adults); formerly,
Member (2005-2015) and Vice Chair (2011-2015) of the Board of
Trustees of Mt. Holyoke College.

Interested Board Members:

■ WILLIAM ADAMS IV(3)			Co-Chief Executive Officer and Co-President (since March 2016),
1955			formerly, Senior Executive Vice President, Global Structured Products
333 W. Wacker Drive	Board Member	2013	(2010-2016) of Nuveen Investments, Inc.; Executive Vice President	177
Chicago, IL 6o6o6		Class II	(since February 2017) of Nuveen, LLC; Co-President of Nuveen Fund
Advisors, LLC (since 2011); Co-Co-President, Global Products and
Solutions (since January 2017), formerly, Chief Executive Officer (2016-
2017), formerly, Senior Executive Vice President of Nuveen Securities,
LLC; President (since 2011), of Nuveen Commodities Asset
Management, LLC; Board Member of the Chicago Symphony Orchestra
and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S.
Structured Products, of Nuveen Investments, Inc. (1999-2010).

■ MARGO L. COOK(2)(3)			Co-Chief Executive Officer and Co-President (since March 2016),
1964			formerly, Senior Executive Vice President of Nuveen Investments, Inc.;
333 W. Wacker Drive	Board Member	2016	Co-President, Global Products and Solutions (since January 2017),	177
Chicago, IL 6o6o6		Class III	formerly, Co-Chief Executive Officer (2015-2016), formerly, Executive
Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice
President (since February 2017) of Nuveen, LLC; Co-President (since
October 2016), formerly Senior Executive Vice President of Nuveen
Fund Advisors, LLC (Executive Vice President since 2011); formerly,
Managing Director of Nuveen Commodities Asset Management, LLC
(2011-2016); Chartered Financial Analyst.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed(4)	During Past 5 Years	in Fund Complex
Overseen
by Officer

Officers of the Funds:

■ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since January 2017), formerly, Managing
1962	Chief		Director (2004-2017) of Nuveen Securities, LLC; Senior Managing
333 W. Wacker Drive	Administrative	2007	Director (since February 2017), formerly, Managing Director	76
Chicago, IL 6o6o6	Officer		(2014-2017) of Nuveen Fund Advisors, LLC.

■ LORNA C. FERGUSON			Senior Managing Director (since February 2017),
1945			formerly, Managing Director (2004-2017) of Nuveen.
333 W. Wacker Drive	Vice President	1998		178
Chicago, IL 6o6o6

NUVEEN 55

Board Members & Officers (Unaudited) (continued)
Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed(4)	During Past 5 Years	in Fund Complex
Overseen
by Officer

Officers of the Funds (continued):

■ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President
1954	Vice President		(2013- 2014) and Vice President (2005-2013) of Nuveen Fund
333 W. Wacker Drive	and Controller	1998	Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset	178
Chicago, IL 6o6o6			Management, LLC (since 2010); Managing Director (since 2016) of
Nuveen Securities, LLC; Certified Public Accountant.

■ NATHANIEL T. JONES			Managing Director (since January 2017), formerly, Senior Vice
1979	Vice President		President (2016-2017), formerly, Vice President (2011-2016) of
333 W. Wacker Drive	and Treasurer	2016	Nuveen.; Chartered Financial Analyst.	178
Chicago, IL 6o6o6

■ WALTER M. KELLY			Managing Director (since January 2017), formerly, Senior Vice
197o	Chief Compliance		President (2008-2017) of Nuveen.
333 W. Wacker Drive	Officer and	2003		178
Chicago, IL 6o6o6	Vice President

■ DAVID J. LAMB			Managing Director (since January 2017), formerly, Senior Vice
1963			President of Nuveen Investments Holdings, Inc. (since 2006),
333 W. Wacker Drive	Vice President	2015	Vice President prior to 2006.	76
Chicago, IL 6o6o6

■ TINA M. LAZAR			Managing Director (since January 2017), formerly, Senior Vice
1961			President (2014-2017) of Nuveen Securities, LLC.
333 W. Wacker Drive	Vice President	2002		178
Chicago, IL 6o6o6

■ KEVIN J. MCCARTHY			Senior Managing Director (since February 2017) and Secretary and
1966	Vice President and		General Counsel (since 2016) of Nuveen Investments, Inc.,
333 W. Wacker Drive	Assistant Secretary	2007	formerly, Executive Vice President (2016-2017) and Managing	178
Chicago, IL 6o6o6			Director and Assistant Secretary (2008-2016); Senior Managing
Director (since January 2017) and Assistant Secretary (since 2008)
of Nuveen Securities, LLC, formerly Executive Vice President
(2016-2017) and Managing Director (2008-2016); Senior Managing
Director (since February 2017), Secretary (since 2016) and
Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director
(2008-2016) and Assistant Secretary (2007-2016); Senior Managing
Director (since February 2017), Secretary (since 2016) and
Associate General Counsel (since 2011) of Nuveen Asset
Management, LLC, formerly Executive Vice President (2016-2017)
and Managing Director and Assistant Secretary (2011-2016);
Senior Managing Director (since February 2017) and Secretary
(since 2016) of Nuveen Investments Advisers, LLC, formerly
Executive Vice President (2016-2017); Vice President (since 2007)
and Secretary (since 2016), formerly, Assistant Secretary, of NWQ
Investment Management Company, LLC, Symphony Asset
Management LLC, Santa Barbara Asset Management, LLC and
Winslow Capital Management, LLC (since 2010); Vice President
(since 2010) and Secretary (since 2016) of Nuveen Commodities
Asset Management, LLC, formerly Assistant Secretary (2010-2016).

■ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since
1953	Vice President and		2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant
9o1 Marquette Avenue	Assistant Secretary	2011	Secretary and Associate General Counsel (since 2011) of Nuveen	178
Minneapolis, MN 554o2			Asset Management, LLC; Managing Director and Assistant Secretary
(since 2011) of Nuveen Securities, LLC; formerly, Deputy General
Counsel, FAF Advisors, Inc. (2004-2010).

56 NUVEEN

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed(4)	During Past 5 Years	in Fund Complex
Overseen
by Officer

Officers of the Funds (continued):

■ CHRISTOPHER M. ROHRBACHER			Managing Director (since January 2017) of Nuveen Securities, LLC;
1971	Vice President and		Managing Director (since January 2017), formerly, Senior Vice
333 W. Wacker Drive	Assistant Secretary	2008	President (2016-2017) and Assistant Secretary (since October 2016) of	178
Chicago, IL 6o6o6			Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary
(since 2010) of Nuveen Commodities Asset Management, LLC.

■ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice
1978	Vice President and		President of Morgan Stanley Investment Management, Inc., Assistant
333 W. Wacker Drive	Assistant Secretary	2013	Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	178
Chicago, IL 6o6o6

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen
1956	Vice President and		Securities, LLC; Managing Director (since 2004) and Assistant
333 W. Wacker Drive	Secretary	1988	Secretary (since 1994) of Nuveen Investments, Inc.; Managing	178
Chicago, IL 6o6o6			Director (since 2002), Assistant Secretary (since 1997) and
Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC;
Managing Director, Assistant Secretary and Associate General Counsel
of Nuveen Asset Management, LLC (since 2011); Vice President (since
February 2017), formerly, Managing Director (2003-2017) and Assistant
Secretary (since 2003) of Symphony Asset Management LLC; Managing
Director and Assistant Secretary (since 2002) of Nuveen Investments
Advisers, LLC; Vice President and Assistant Secretary of NWQ
Investment Management Company, LLC (since 2002), Santa Barbara
Asset Management, LLC (since 2006), and of Winslow Capital
Management, LLC, (since 2010); Chartered Financial Analyst.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board members, effective July 1, 2016.
(3)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

NUVEEN 57

Notes

58 NUVEEN

Notes
NUVEEN 59

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully.
Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

 EAN-C-0317D     157625

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Build America Bond Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
March 31, 2017	$27,290	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

March 31, 2016	$26,375	$0	$0	$1,616

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

[3] "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
March 31, 2017	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
March 31, 2016	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
March 31, 2017	$ 0	$ 0	$ 0	$ 0
March 31, 2016	$ 1,616	$ 0	$ 0	$ 1,616

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1).  PORTFOLIO MANAGER BIOGRAPHIES

Daniel J. Close, CFA, is a Senior Vice President of Nuveen Investments. He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation.  Mr. Close also serves as a portfolio manager for various Nuveen Build America Bond strategies.   He manages investments for 17 Nuveen-sponsored investment companies.

John V. Miller, CFA, joined Nuveen's investment management team as a credit analyst in 1996, with three prior years of experience in the municipal market with C.W. Henderson & Assoc., a municipal bond manager for private accounts. He has a BA in Economics and Political Science from Duke University, and an MA in Economics from Northwestern University and an MBA with honors in Finance from the University of Chicago. He has been responsible for analysis of high yield credits in the utility, solid waste and energy related sectors. He is a Managing Director and Co-Head of Fixed Income of Nuveen Asset Management. He manages investments for 11 Nuveen-sponsored investment companies.

Item 8(a)(2).  OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets
Daniel J. Close	Registered Investment Company	16	$6.68 billion
	Other Pooled Investment Vehicles	9	$2.62 billion
	Other Accounts	9	$32.5 million
John V. Miller	Registered Investment Company	10	$23.03 billion
	Other Pooled Investment Vehicles	10	$251 million
	Other Accounts	12	$12 million
*	Assets are as of March 31, 2017. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).  OWNERSHIP OF REGISTRANT’S SECURITIES AS OF MARCH 31, 2017

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Daniel J. Close	X
John V. Miller	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Build America Bond Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: June 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: June 8, 2017

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: June 8, 2017